UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2017

STOP SLEEP GO INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	333-185909	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 – 22 Wenlock Road, London, N1 7GU United Kingdom	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +44 207 608 5510

INTERACTIVE MULTI-MEDIA AUCTION CORPORATION
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On December 15, 2016, we received written consent from our sole director to change the name of our company to Stop Sleep Go Inc., subject to the prior approval of the Registrar of Corporate Affairs of the British Virgin Islands, and of the Financial Industry Regulatory Authority (FINRA). The name change was initiated to give effect to the business combination between our Company and Stop Sleep Go Limited, which was announced in our Current Reports on Form 8-K and Form 8-K/A filed with the Securities and Exchange Commission on October 28, 2016 and November 14, 2016, respectively. The approval of our shareholders is not required to complete the name change pursuant to our Memorandum of Association and Articles of Association, or pursuant to British Virgin Islands Corporate Law.

On March 24, 2017 FINRA approved the name change to become effective on March 27, 2017. Concurrent with our adoption of the name Stop Sleep Go Inc., effective March 27, 2017, our new trading symbol on the OTC Markets will be SSGOF, and our new CUSIP will be G8515B109.

Item 9.01	Financial Statements and Exhibits.
3.1	Amended Memorandum & Articles of Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTERACTIVE MULTI-MEDIA AUCTION CORPORATION.
/s/Nicholas Hargreaves/s/
Nicholas Hargreaves
CEO, President and Director
March 24, 2017

 3